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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                       THE SECURITIES EXCHANGE ACT OF 1934




                         DATE OF REPORT: APRIL 17, 2003



                             APPLIED INNOVATION INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)




    Delaware                        0-21352                    31-1177192
---------------              ---------------------        ----------------------
(STATE OR OTHER              (COMMISSION FILE NO.)            (IRS EMPLOYER
JURISDICTION OF                                           IDENTIFICATION NUMBER)
INCORPORATION OR
ORGANIZATION)



                              5800 Innovation Drive
                               Dublin, Ohio 43016
                                 (614) 798-2000
               (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER
                       INCLUDING AREA CODE OF REGISTRANT'S
                          PRINCIPAL EXECUTIVE OFFICES)




                                 Not Applicable
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 7.  EXHIBITS.

         (C)      EXHIBITS.

             Exhibit No.                 Description

                 99 Press Release, dated April 17, 2003, entitled "Applied Innovation Reports First Quarter 2003
                         Financial Results"

ITEM 9.  REGULATION FD DISCLOSURE.

         On April 17, 2003, Applied Innovation Inc. (the "Company") issued a press release regarding its consolidated financial results for the first quarter ended March 31, 2003. A copy of the Company's press release is furnished as an exhibit to this Form 8-K and is incorporated herein by reference. The information contained in this report on Form 8-K is being furnished pursuant to
Item 12 under Item 9 of Form 8-K as directed by the U.S. Securities and Exchange Commission in Release No. 34-47583.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              APPLIED INNOVATION INC.


Date:  April 17, 2003                  By:    /s/ Michael P. Keegan
                                           -------------------------------------
                                           Michael P. Keegan, Vice President,
                                           Chief Financial Officer and Treasurer





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                                  EXHIBIT INDEX

      Exhibit No.                     Description

          99 Press Release, dated April 17, 2003, entitled "Applied Innovation Reports First Quarter 2003
                     Financial Results"